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EXHIBIT 23.2

CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (No.333-57103) of Mack-Cali Realty, L.P. of our report dated February 24, 2004, relating to the consolidated financial statements of American Financial Exchange L.L.C., which appears in this Form 10-K.

/s/ PRICEWATERHOUSECOOPERS LLP PricewaterhouseCoopers LLP New York, New York February 24, 2004

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  EXHIBIT 23.2
CONSENT OF INDEPENDENT ACCOUNTANTS